UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ENS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;

On May 27, 2020, EnerSys issued a press release announcing that its long-standing board members John F. Lehman and Dennis S. Marlo will each retire from the EnerSys Board of Directors at the upcoming annual meeting of stockholders. EnerSys also announced the appointment of two new director nominees, Ms. Caroline Chan and Mr. Steven M. Fludder, to its Board of Directors as Class I directors effective immediately following the upcoming annual meeting of stockholders.

The appointments of Ms. Chan and Mr. Fludder were based upon the recommendation of the Nominating and Corporate Governance Committee. Board committee assignments have not yet been determined for either Ms. Chan or Mr. Fludder.

There are no arrangements or understandings between Ms. Chan, Mr. Fludder and any other persons with respect to their appointments as a director. Neither Ms. Chan nor Mr. Fludder have an interest requiring disclosure under Item 404(a) of Regulation S-K. There have been no transactions, nor are there any current proposed transactions, to which EnerSys or any of its subsidiaries was or is to be a party in which Ms. Chan, Mr. Fludder, or any member of their respective immediate families, had, or will have, a direct or indirect material interest.

Both Ms. Chan and Mr. Fludder will be compensated for services as a director on the same basis as other non-employee directors of EnerSys, including annual retainers, fees for attending board and committee meetings, eligibility to participate in EnerSys’ Voluntary Deferred Compensation Plan for Non-Employee Directors and eligibility to receive other stock-based awards as may be approved from time to time by the Board. Such compensation will be in accordance with EnerSys’ previously adopted compensation arrangements for directors, as described under the heading “Director Compensation” in EnerSys’ definitive proxy statement filed with the Securities and Exchange Commission on June 20, 2019. Such description is incorporated herein by reference.

The press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	EnerSys Announces Changes to its Board of Directors

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: May 27, 2020	By:	/s/ Michael J. Schmidtlein
Michael J. Schmidtlein
Chief Financial Officer